                             LETTER OF TRANSMITTAL

                      TO SURRENDER SHARES OF COMMON STOCK
                                      OF
                          BERLITZ INTERNATIONAL, INC.
                         PURSUANT TO THE SHARE EXCHANGE
                      EFFECTIVE ON OR ABOUT JULY 3, 2001
                                      BY

                     BENESSE HOLDINGS INTERNATIONAL, INC.
                         A WHOLLY OWNED SUBSIDIARY OF

                              BENESSE CORPORATION
                              -------------------
                 THE EXCHANGE AGENT FOR THE SHARE EXCHANGE IS:


                                CITIBANK, N.A.

         BY MAIL:                 BY HAND DELIVERY:          BY OVERNIGHT COURIER:
       P.O. Box 685            Corporate Trust Window       915 Broadway, 5th Floor
     Old Chelsea Station     111 Wall Street, 5th Floor        New York, NY 10010
      New York, NY 10113         New York, NY 10043

                      TO CONFIRM FACSIMILE TRANSMISSIONS:
                       (FOR ELIGIBLE INSTITUTIONS ONLY)
                                (212) 505-2248

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


                            DESCRIPTION OF CERTIFICATES SURRENDERED
                                                                      CERTIFICATE(S) BEING
                                                                           SURRENDERED
         NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            (ATTACH SIGNED ADDITIONAL
 (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))       LIST, IF NECESSARY)
----------------------------------------------------------------- -----------------------------
                                                                                   NUMBER OF
                                                                                     SHARES
                                                                   CERTIFICATE   REPRESENTED BY
                                                                    NUMBER(S)    CERTIFICATE(S)
                                                                  ------------- ---------------
                                                                  TOTAL SHARES

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 7.

IMPORTANT: Appraisal rights described in the Notice of Share Exchange and Appraisal Rights accompanying this Letter of Transmittal should be considered carefully before Shares (as defined below) are surrendered for payment.

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 4 OF THIS LETTER OF TRANSMITTAL AND ON THE SUBSTITUTE FORM W-9 ON PAGE 8. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     This Letter of Transmittal is to be completed by shareholders of Berlitz International, Inc., a New York corporation ("Berlitz"), if either certificates representing Shares ("Certificate(s)") are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if deliveries of Shares are to be made by book-entry transfer to an account maintained by the Exchange Agent (as defined below) at the Book-Entry Transfer Facility (as defined below).

     Benesse Holdings International, Inc. ("BHI") will pay for Shares acquired in the Share Exchange only after receipt by the Exchange Agent of (a) Certificate(s) or confirmation (a "Book-Entry Confirmation") of the book-entry transfer of the Shares into the Exchange Agent's account at the Depository Trust Company (the "Book-Entry Transfer Facility"), (b) this Letter of Transmittal (or a facsimile), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer, and (c) any other documents that this Letter of Transmittal requires.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility delivering the Shares that are the subject of the Book-Entry Confirmation that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that BHI may enforce this agreement against the participant.

     DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     [ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


Name of Tendering Institution:
                               ------------------------------------------------

Account Number:
               ----------------------------------------------------------------

Transaction Code Number:
                         ------------------------------------------------------

To: Citibank, N.A., as Exchange Agent (the "Exchange Agent")

     The undersigned acknowledges receipt of a copy of the Plan of Exchange of Shares (the "Plan") between Berlitz International, Inc., a New York corporation ("Berlitz") and Benesse Holdings International, Inc. ("BHI") and the Notice of Share Exchange and Appraisal Rights dated June 1, 2001 (the "Notice"), in respect of the exchange of the shares of Berlitz. The exchange of the shares (the "Share Exchange") will become effective upon the date that a Certificate of Exchange is filed by the New York Department of State following delivery of such Certificate of Exchange to the New York Department of State by BHI. It is expected that such Certificate of Exchange will be filed on or about July 3, 2001 (the "Effective Date of the Share Exchange"). With respect to the shares of common stock, par value $.10 per share (the "Shares"), of Berlitz, the undersigned hereby (i) surrenders the Certificate(s) or (ii) transfers ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility for payment of $16.50 per Share, without interest (the "Purchase Price"), by the Exchange Agent. The undersigned acknowledges that as of the Effective Date of the Share Exchange the holders of all of the Shares subject to the Share Exchange (i.e., all of the then outstanding Shares other than those owned by BHI) will, by operation of law, be entitled only to receive the Purchase Price with respect to their Shares or to exercise their appraisal rights under the New York Business Corporation Law (the "BCL") and ownership of all such Shares shall vest in BHI as provided in Section 913(e) of the BCL.

     The name(s) and address(es) of the registered holder(s) should be printed under "Description of Certificates Surrendered", as they appear on the Certificate(s). The Certificate(s) and the number of Shares represented thereby that the undersigned wishes to surrender should be indicated in the appropriate boxes.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to surrender any Certificate(s) delivered herewith for payment as provided herein, (b) when the Purchase Price is paid by the Exchange Agent, BHI will not be subject to any adverse claim in respect of such Certificate(s) and (c) the undersigned has reviewed both (i) the Plan and (ii) the Notice, including the information therein with respect to the rights of Shareholders to an appraisal of their Shares under Section 623 of the New York Business Corporation Law ("Section 623"), and understands that surrender to the Exchange Agent of Certificate(s) may constitute a waiver of appraisal rights under the BCL.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the Certificate(s), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver such Certificate(s), together with all accompanying evidences of transfer and authenticity, to BHI upon receipt by the Exchange Agent, as the undersigned's agent, of the Purchase Price. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of, the undersigned.

     Unless otherwise indicated under "Special Payment Instructions" below, please issue the check for the Purchase Price in the name(s) of the registered holder(s) appearing under "Description of Certificates Surrendered" above. Similarly, unless otherwise indicated below under "Special Delivery Instructions", please mail the check for the Purchase Price to the address of the registered holder(s) appearing under "Description of Certificates Surrendered" above. In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Purchase Price in the name of, and deliver such check to, the person so indicated.

      SPECIAL PAYMENT INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
     (SIGNATURE GUARANTEE REQUIRED
           -- SEE INSTRUCTION 2)

TO BE COMPLETED ONLY if the check for     TO BE COMPLETED ONLY if the
the Purchace Price is to be issued in     check for the Purchase Price is to be
the name of someone other than the        sent to the undersigned at an address
undersigned.                              other than shown above.


Issue Check to:                           Mail Check to:

Name(s) ----------------------------      Name ------------------------------
          (PLEASE PRINT)                                (PLEASE PRINT)

Address ----------------------------      Address -----------------------------


------------------------------------       ----------------------------------
   (INCLUDE ZIP CODE)                                    (INCLUDE ZIP CODE)

------------------------------------
     (EMPLOYER IDENTIFICATION
    OR SOCIAL SECURITY NUMBER)





SIGN                                                                       SIGN
HERE                               SIGN HERE                               HERE
                 (ALSO COMPLETE SUBSTITUTE FORM W-9 ON PAGE 8)
----->                                                                  <------
         --------------------------------------------------------------
----->                                                                  <------
         --------------------------------------------------------------
                        (SIGNATURE(S) OF SHAREHOLDER(S))

Dated:  -----------------------------------------------------------------------

(Must be signed by registered holder(s) as name(s) appear(s) on the Certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2.)

Name(s)
       -------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (Full Title)
                    -----------------------------------------------------------
Address
       ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number
                                      -----------------------------------------
Employer Identification or
Social Security Number
                      ---------------------------------------------------------
                              (ALSO COMPLETE SUBSTITUTE FORM W-9 ON PAGE 8)


                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 2)


Authorized Signature
                    -----------------------------------------------------------

Name
    ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm
             ------------------------------------------------------------------

Address
       ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number
                                      -----------------------------------------

Dated:
      -------------------------------------------------------------------------

                                  INSTRUCTIONS

     1. Delivery of Letter of Transmittal and Certificate(s). This Letter of Transmittal is to be used either if Certificate(s) are to be forwarded herewith or, unless an Agent's Message is utilized, if exchanges are to be made by book-entry transfer, as described above. Certificate(s) evidencing all physically delivered Shares, or a timely confirmation of a book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, must be received by the Exchange Agent at one of its addresses set forth in this Letter of Transmittal in order for the appropriate person to receive the Purchase Price. If Certificate(s) are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery.


     Appraisal rights, which are described in the Notice, should be considered carefully before Certificate(s) are surrendered for payment, book-entry transfers are made or this Letter of Transmittal is executed. Shareholders should also note that surrender to the Exchange Agent of Certificate(s) may constitute a waiver of appraisal rights under the New York Business Corporation Law. In any event, a registered holder who fails to demand appraisal of such holder's Shares (or a beneficial owner of Shares who fails to cause the registered holder of such Shares to demand an appraisal of such Shares) on or prior to June 21, 2001 (i.e. within 20 calendar days after the date of mailing of the Notice), as provided under Section 623, will have waived such holder's appraisal rights under Section 623. Each person who does NOT plan to seek an appraisal of all such person's Shares is urged to execute (or, if such person is not the registered holder of such Shares, to arrange for such registered holder or such holder's duly authorized representative to execute) and mail or deliver this Letter of Transmittal to the Exchange Agent.

     Notwithstanding any other provision hereof, the Purchase Price for Shares surrendered for payment pursuant to the Share Exchange shall in all cases be paid only after receipt by the Exchange Agent of Certificate(s) evidencing such Shares (or a Book Entry Confirmation), a Letter of Transmittal, properly completed and duly executed, and any other required documents.

     All questions as to the validity of any surrender of Certificate(s) or mailing or delivery of this Letter of Transmittal shall be determined by BHI, whose determination shall be final and binding. BHI reserves the absolute right to reject any or all Certificates or Letters of Transmittal not in proper form or the payment for which may, in the opinion of counsel for BHI, be unlawful. BHI also reserves the absolute right to waive any defect or irregularity in the surrender of any Certificates or Letters of Transmittal. Neither BHI (or any of its affiliates) nor the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in any Letter of Transmittal or will incur any liability for failure to give any such notification to any person (even if such notification is given to other persons).

     2. Signatures; Signature Guarantees. If Certificate(s) are registered in the name of a person other than the signer of this Letter of Transmittal, the Certificate(s) must be duly endorsed, or accompanied by stock power(s) signed by the registered holder(s), with the signature(s) on the endorsement(s) or stock power(s) guaranteed thereon and on this Letter of Transmittal as provided below. If the surrendered Certificate(s) are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal. If this Letter of Transmittal is executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, proper documentary evidence must be furnished of the authority of the person executing the same. Questions regarding such evidence of authority may be referred to the Exchange Agent.

     IF CERTIFICATE(S) ARE SURRENDERED BY A REGISTERED HOLDER WHO HAS COMPLETED THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS", SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY A PARTICIPANT IN THE SECURITY TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE GUARANTEE PROGRAM OR THE STOCK EXCHANGE MEDALLION PROGRAM (SUCH PARTICIPANT, AN "ELIGIBLE INSTITUTION"), UNLESS SURRENDERED ON BEHALF OF AN ELIGIBLE INSTITUTION.

     No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered herewith and payment is to be made directly to such registered holder(s) or (b) if such Certificate(s) are surrendered for the account of an Eligible Institution.

     3. Stock Transfer Taxes. If the Purchase Price is to be paid to any person(s) other than the registered holder(s) of the Certificate(s), or if the Certificate(s) are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)), payable on account of the transfer to such person(s) shall be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 3, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S).

     4. Method of Delivery of Letter of Transmittal and Certificate(s). The method of delivery of this Letter of Transmittal, the Certificate(s) and any other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the shareholder, and the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. For those shareholders who desire to surrender their Certificate(s) by mail, an envelope addressed to the Exchange Agent is enclosed.

     5. Multiple Registrations. If a shareholder's Shares are registered differently on several Certificate(s), it will be necessary for such shareholder to complete, sign and submit as many separate Letters of Transmittal as there are different registrations for his Shares.

     6. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

     7. Lost, Destroyed or Stolen Certificates. If any Certificate has been lost, destroyed or stolen, the shareholder should promptly call the Exchange Agent at (212) 657-5997. The shareholder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

     8. Requests for Assistance or Additional Copies. Requests for additional copies of this Letter of Transmittal, the Notice and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and questions or requests for assistance should be directed to the Exchange Agent at the addresses set forth in this Letter of Transmittal or by calling (212) 657-5997.

     9. Substitute Form W-9. Each shareholder delivering Shares is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct, that such shareholder is not subject to backup withholding of Federal income tax, and that such shareholder is a U.S. person. If a shareholder delivering Shares herewith has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the delivering shareholder to 31% Federal income tax withholding on the payment of the Purchase Price of all Shares purchased from such shareholder. If the shareholder delivering Shares has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% on all payments of the Purchase Price to such shareholder until a TIN is provided to the Exchange Agent.

                           IMPORTANT TAX INFORMATION


     Under U.S. Federal income tax law, a shareholder whose delivered Shares are accepted for payment is generally required to provide the Exchange Agent (as payor) with such shareholder's correct TIN on Substitute Form W-9 provided herewith. If such shareholder is an individual, the TIN generally is such shareholder's social security number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares purchased pursuant to the Share Exchange may be subject to backup withholding of 31%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.


     Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8BEN), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.


     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.


PURPOSE OF SUBSTITUTE FORM W-9


     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Share Exchange, the shareholder is required to notify the Exchange Agent of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN),
(b)(i) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding and (c) such shareholder is a U.S. person (including a U.S. resident alien).


WHAT NUMBER TO GIVE THE EXCHANGE AGENT


     The shareholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record holder of Shares delivered herewith. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the shareholder delivering Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should check the box in
Part 3 "Awaiting TIN", and sign and date the Substitute Form W-9. If the "Awaiting TIN" box is checked in Part 3 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of the Purchase Price to such shareholder until a TIN is provided to the Exchange Agent.

                                 PAYOR'S NAME: CITIBANK, N.A.
                     PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
                     RIGHT AND CERTIFY BY SIGNING AND DATING              ---------------
 SUBSTITUTE          BELOW:                                            Social Security Number
  FORM W-9                                                             OR
  DEPARTMENT OF THE                                                       ---------------
  TREASURY                                                            Employer Identification
  INTERNAL REVENUE                                                           Number
  SERVICE            PART 2 -- Certification -- Under penalties of perjury, I certify that:
  PAYER'S REQUEST
  FOR TAXPAYER       (1) The number shown on this form is my correct Taxpayer Identification
  IDENTIFICATION         Number (or I am waiting for a number to be issued to me),
  NUMBER ("TIN")
                     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                         Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                         (c) the IRS has notified me that I am no longer subject to backup withholding, and

                     (3) I am a U.S. person (including a U.S. resident alien).

                         Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                                                               PART 3
                     Name: ------------------------------------
                                                                         Awaiting TIN  [ ]
                              (Please Print)
      SIGN HERE
                 --> Signature -------------------  DATE ---------

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD.



 -----------------------------------      -----------------------------------
               Signature                                 Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE SHARE EXCHANGE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF BERLITZ OR SUCH SHAREHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.